UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1: Report to Shareholders

Summit Municipal Money Market Fund	October 31, 2010

The views and opinions in this report were current as of October 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced good returns in the 6- and 12-month periods ended October 31, 2010. In both periods, longer-term and lower-quality securities fared better than shorter-term and higher-quality munis, as investors sought attractive yields from relatively safe assets. Demand for munis remained strong as investors braced for potentially higher federal tax rates in 2011. The Summit Municipal Intermediate and Summit Municipal Income Funds produced good returns in both periods, while returns for the Summit Municipal Money Market Fund were constrained by the Fed’s near 0% interest rate policy.

MARKET ENVIRONMENT

The U.S. economic recovery continues to struggle. According to the most recent estimates, gross domestic product (GDP) grew at a meager pace of 1.6% in the second quarter and 2.0% in the third. While national unemployment remains stubbornly above 9% and the housing recovery is far from robust, we currently believe the economy is likely to continue growing at a sluggish pace in the months ahead. Encouraging signs include continued growth in industrial production, modest expansion of payrolls, and rising capital goods shipments.

Over the year, Fed officials kept the fed funds target rate in the 0.00% to 0.25% range established in late 2008. In August, the central bank adopted a policy of reinvesting principal payments from agency debt and agency mortgage-backed securities on its balance sheet into Treasury securities. Since then, the Federal Reserve embarked on a new plan to stimulate the economy by buying $600 billion worth of Treasury bonds through mid-2011, in addition to the estimated $250 billion to $300 billion previously announced. The programs are designed to lower consumer loan rates, including mortgage rates, in an effort to entice consumers to reenter the housing market. Afterward, longer-term Treasury yields tumbled to levels not seen since the depth of the financial crisis in late 2008. Intermediate- and longer-term municipal yields also declined, but not as much as Treasury interest rates.

With municipal yields at reasonable levels relative to Treasuries, tax-free securities are an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. For example, as of October 31, 2010, the 3.86% yield offered by a 30-year tax-free municipal bond rated AAA was about 97% of the 3.98% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.36% in order to receive the same after-tax income. Nonetheless, as in many other fixed income markets, municipal yields are at or near historic lows across the curve. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Year-to-date municipal bond supply through October totaled more than $340 billion, according to The Bond Buyer. New supply this year reflects a steady pace of municipal borrowings for ongoing capital needs. Investor demand has been strong for most of 2010, bolstered by concerns about higher taxes. However, cash flows into municipal bond funds, while still historically high, have trailed off recently as low absolute yields deterred investors. About one-fourth of this year’s new supply represented taxable municipal issuance under the Build America Bond (BAB) program, which reduces supply of new tax-exempt securities. While we expect this year’s overall issuance to be in line with that of recent years, aggregate new tax-exempt issuance in 2010 will be somewhat lower than in 2009 because of the BAB program.

Many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. Despite the increasing negative press regarding their fiscal health, we do not see a near-term threat to the states’ ability to continue servicing their outstanding debts—although we have longer-term concerns about potentially onerous future pension obligations and other retirement benefits. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. There are thousands of unique municipal issuers in a variety of sectors, many of which have good credit profiles.

Most sectors produced good returns in our 6- and 12-month reporting periods. Health care-related bonds, especially life-care issues, were among the top-performing segments. We remain cautious on health care, in part because the reform legislation passed earlier this year will lead to tighter reimbursement policies, and state budget cuts could affect Medicaid payments to providers. However, we believe the sector offers attractive investment opportunities with reasonable credit risks. Industrial revenue and pollution control revenue bonds also did well, as these credits tend to be linked to the sentiment surrounding the companies backing them. Tobacco bonds produced strong gains, but we are underweighting this sector because fundamentals are poor, and longer-term tobacco consumption trends do not appear to be especially positive. Prerefunded and escrowed-to-maturity bonds backed by Treasuries produced mild gains.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.01% during both the 6- and 12-month periods ended October 31, 2010, compared with 0.01% for the Lipper average during the past six months and 0.03% over the fund’s fiscal year. In its November 3 statement, the Federal Open Market Committee affirmed its continuing commitment to maintaining exceptionally low levels of the federal funds rate for an extended period” and said it will seek to “maintain the target range for the federal funds rate” at 0.00% to 0.25%. With the Fed also announcing its intent to begin another round of quantitative easing, it appears unlikely that money market rates will move significantly until some time in 2012. The Fed’s policy stance means that money market investors will continue to see near 0.00% returns for some time to come.

As the market has gradually come to terms with the idea that this extraordinary period of low interest rates might be with us much longer than originally anticipated, money market rates continued to compress toward the Fed’s target. Yields on ultra-safe U.S. Treasury bills have moved dramatically lower; 90-day bills currently yield 0.10%, the six-month bill ended the period at 0.15%, while the one-year bill fell 19 basis points (100 basis points equal 1.00%) to end at 0.23%. The benchmark Libor curve, against which most commercial paper and certificates of deposit are priced, moved lower as well; the 90-day Libor ended the period at 0.29%, down six basis points since our last report, while the longer end of the curve fell even more. Municipal rates remained relatively attractive compared with taxable markets; 7-day variable rates averaged 0.27%, though six-month and one-year yields continued to fall, ending at 0.28% and 0.36%, respectively.

The fund’s strategy remains relatively unchanged since our last report. With the Fed on hold, we maintained a weighted average maturity somewhat longer than that of our peer group. The headlines remind us daily that the finances of state and local governments remain challenged, while the financials sector still has many obstacles to overcome. Thus, our focus remains on finding the highest-quality municipal borrowers and sound financing structures. With longer rates in our market continuing to offer little pickup in yield over shorter maturities, we have increased our holdings in commercial paper and notes, which fall in the three- to six-month range. Our weighted average maturity is somewhat longer than six months ago, ending the period at 47 days.

The short-term markets in which we invest are changing significantly as a result of the financial crisis and new regulations such as the upcoming Basel III accords. These changes are making short-term funding less attractive to many issuers, while at the same time the slow economy diminishes the credit quality of many borrowers. For now, supply and demand in the short-term markets remain in balance, but we remain concerned about further drops in variable rate supply, as issuers are either unable or unwilling to access this market. With all rates remaining near 0.00%, we remain focused on maintaining a high-quality, highly liquid portfolio.

Summit Municipal Intermediate Fund
Your fund returned 3.39% during the six months ended October 31, 2010, and 6.60% for the fund’s full fiscal year compared with respective returns of 3.49% and 6.69% for the Lipper Intermediate Municipal Debt Funds Average, which measures the performance of similarly managed funds. During the period, the fund’s net asset value per share rose from $11.29 to $11.48, while the 30-day SEC yield declined from 2.59% to 2.23% as bond prices rose (bond prices and yields move counter to each other).

The same pattern that prevailed during the first six months of the fund’s fiscal year carried over during the past six months. We continued to invest in various revenue sectors while reducing our exposure to general obligation (GO) and prerefunded debt. The yields provided by revenue sectors continued to be appealing, and their revenue streams are more predictable than tax-backed GO securities. We favored hospital and airport revenue bonds, increasing our exposure to the latter from 3% to about 13% of net assets, while hospitals rose a notch to 12%.

Cash flow into the fund has been strong, so we added new revenue bond issuers to keep up with demand while trimming back a bit elsewhere. The relatively high yields in the revenue sectors are due primarily to the large amount of new issuance. We favored revenue bonds of issuers with strong management teams and predictable income streams, while we remain leery of many GO credits because of ongoing budget deficits, which are likely to continue for the rest of the year and possibly beyond. In the past, we have typically increased our exposure to state GO securities as the economy emerged from a recession. This time, however, we are uncertain about the ability of an improving economy to lift states out of their financial predicaments.

We maintained the “barbell” structure adopted earlier in the year, with heavier exposure to short-term and 15-year bonds, and an underweight in three- to seven-year securities, which hurt our relative performance to some degree. We continued the barbell strategy primarily because heavy cash flows into intermediate-term bonds have driven their yields significantly lower. The yields on longer-term securities were quite a bit higher, making them far more attractive. Therefore, the combination of short- and longer-term bonds produces a better yield for the portfolio, and we believe it will provide some downside protection when interest rates eventually begin to go up.

Our security selection was also a slight negative; our holdings did well, but not as well as others we might have purchased since we preferred to maintain a more defensive profile, which protects investors in a down market. After the end of the period, Standard & Poor’s downgraded tobacco bonds as a group, but our holdings in the portfolio were not adversely affected. Our duration management (duration is a measure of a bond fund’s sensitivity to changes in interest rates) and sector allocations aided fund performance. Our duration, which ended the period at 4.3 years, was slightly long relative to similar funds, and our revenue bond allocations added to performance.

Summit Municipal Income Fund
During the 6- and 12-month periods ended October 31, 2010, your fund returned 4.25% and 8.70%, respectively, compared with 3.80% and 7.64% for the Lipper General Municipal Debt Funds Average. The fund’s net asset value rose from $11.07 to $11.30 during the past six months, while its 30-day SEC yield fell from 3.92% to 3.56%. The fund’s long-term results relative to its Lipper peer group average are favorable.

Our investment strategy hasn’t changed since our last report; we maintained a bias toward longer maturities as the steep yield curve made longer-term rates much more compelling. Most of our new purchases were in longer-term bonds, predominantly those in the 20- to 30-year maturity range. Relative to the Barclays Capital Municipal Bond Index, the fund is overweight maturities beyond 22 years and underweight in 3- to 15-year securities. This strategy benefited fund performance, since long-dated bonds outperformed shorter bonds by a fairly wide margin.

The portfolio’s weighted average maturity extended from 17.1 to 17.9 years, reflecting our investment strategy. Despite that extension, the fund’s duration (a measure of a bond fund’s sensitivity to changes in interest rates) remained fairly stable at 6.0 years as interest rates moved lower and more holdings priced to their call dates. We made minimal shifts in the fund’s quality diversification. Our exposure to AAA rated securities declined slightly, while our allocation of AA bonds rose by two percentage points. Exposure to all other ratings categories was unchanged. Shifts in portfolio diversification were also minimal. Overall, the fund’s structure reflects our investment bias for revenue bonds, as we continued to underweight the GO sector. Many states and localities are still under duress due to budget deficits, and our credit outlook calls for these pressures to persist.

Transportation is the fund’s largest sector holding, and our allocation moved slightly higher to 26%. Health care also occupied a significant presence in the portfolio. After thorough credit analysis, we selectively chose bonds that offered value, in our view. New additions to the fund included Port of Seattle, Massachusetts Department of Transportation Highway System, and South Dakota Regional Health, to name a few. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Our high-quality bonds with maturities shorter than five years underperformed throughout the year, while lower-quality, longer-duration bonds fared exceptionally well. The one-year return for BBB rated securities in the Barclays index was 10.40%, while the return for AAA rated securities was much lower at 4.66%. The fund’s top performers were typically A and lower-rated securities, as well as nonrated holdings. Other major sectors with outsized returns included industrial development revenue/pollution control revenue and health care.

OUTLOOK

The current credit and economic environment for municipalities is the most challenging since the Great Depression and could remain so for some time. Ongoing economic sluggishness, the housing market downturn, and high unemployment have reduced the tax revenues collected by state and local governments, and municipal bond defaults, which have historically been rare, could increase moderately. Maintaining balanced budgets requires careful and dedicated work by state and local officials. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions. These efforts will need to continue, with or without additional federal government assistance.

We still believe that municipals remain a high-quality market and that many longer-term securities offer good value, especially considering that tax rates are likely to rise in the next few years. Longer-term and lower-rated investment-grade bond valuations, though they have rebounded significantly from the lows of 2008, remain attractive and could improve further. In contrast, short- and intermediate-term securities appear to be fully valued and could be vulnerable if shorter-term interest rates increase, although that does not appear likely as long as inflation is low and the economy remains weak. Increased demand for munis due to higher anticipated tax rates and other factors, along with reduced tax-exempt issuance, should help cushion the effect of rising Treasury rates on the municipal market.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served shareholders well in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 19, 2010

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Capital Intermediate Competitive (1-17 Yr. Maturity) Bond Index: A subindex of the Barclays Capital Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Capital Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Libor: The London Interbank Offered Rate is a taxable money market benchmark.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last 7 days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 9/30/10	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years
Summit Municipal Money Market Fund	0.01%	-0.10%	0.01%	1.83%	1.69%
Summit Municipal Intermediate Fund	–	–	5.30	4.99	5.16
Summit Municipal Income Fund	–	–	6.93	4.90	5.82

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Expense Ratio

Summit Municipal Money Market Fund	0.45%
Summit Municipal Intermediate Fund	0.50
Summit Municipal Income Fund	0.50

The expense ratios shown are as of the funds' fiscal year ended 10/31/09. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
OTHER COMMERCIAL PAPER 21.5%		
Atlanta, Airport, TECP, 0.32%, 12/14/10	7,000	7,000
Baltimore County, GO, TECP, 0.31%, 1/10/11	3,165	3,165
California Statewide CDA, Kaiser Permanente, TECP 0.34%, 1/14/11	3,000	3,000
Charlotte, GO, BAN, TECP, 0.40%, 5/5/11	1,000	1,000
Charlotte, GO, TECP, 0.38%, 4/6/11	1,278	1,278
Houston, GO, TECP, 0.32%, 11/8/10	2,000	2,000
Las Vegas New Convention & Visitors Auth., TECP 0.38%, 12/8/10	3,000	3,000
Maryland HHEFA, Johns Hopkins Health, TECP, 0.32%, 1/11/11	1,500	1,500
Maryland HHEFA, Johns Hopkins Health, TECP, 0.32%, 1/13/11	2,000	2,000
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.32%, 2/7/11	2,175	2,175
Metropolitan Atlanta Rapid Transit Auth., TECP 0.38%, 11/12/10	8,000	8,000
Metropolitan Atlanta Rapid Transit Auth., TECP 0.40%, 11/18/10	2,300	2,300
Metropolitan Nashville & Davidson County Health & Ed. Fac. Board, Vanderbilt Univ., TECP, 0.36%, 5/23/11	1,000	1,000
Montgomery County, GO, TECP, 0.32%, 12/10/10	2,600	2,600
Montgomery County, GO, TECP, 0.37%, 2/9/11	900	900
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health, TECP 0.38%, 3/10/11	500	500
Rochester Health Care Fac., Mayo Clinic, TECP, 0.29%, 11/9/10	2,000	2,000
Rochester Health Care Fac., Mayo Clinic, TECP 0.30%, 12/22/10	2,000	2,000
Tennessee, GO, TECP, 0.30%, 12/6/10	2,500	2,500
Total Other Commercial Paper (Cost $47,918)		47,918
OTHER MUNICIPAL DEBT 40.6%		
Austin Trust Receipts (Bank of America), Baptist Health South VRTR, 0.30%, 8/15/33	3,490	3,490
Austin Trust Receipts (Bank of America), Hawaii, GO VRTR, 0.30%, 5/1/23	1,300	1,300

Austin Trust Receipts (Bank of America), Pennsylvania, GO VRTR, 0.30%, 1/1/25	1,000	1,000
Barclays Capital Municipal Trust Receipts, Charlotte Water & Sewer, VRTR, 0.29%, 7/1/38 (1)	1,000	1,000
Barclays Capital Municipal Trust Receipts, Rice Univ. VRTR, 0.29%, 5/15/40 (1)	1,000	1,000
Barclays Capital Municipal Trust Receipts, Salt River Project Agricultural Improvement & Power Dist. VRTR, 0.29%, 1/1/38 (1)	1,000	1,000
Barclays Capital Municipal Trust Receipts Texas A&M Univ., VRTR, 0.29%, 5/15/39 (1)	500	500
Dallas Water & Sewer, VRTR, 0.33%, 10/1/15 (2)	2,340	2,340
Florida Board of Ed., GO, 5.00%, 6/1/11	100	103
Florida Board of Ed., GO, VRTR, 0.28%, 12/1/15	1,290	1,290
Florida DOT, Turnpike Auth., 2.00%, 7/1/11	1,000	1,010
Harris County, GO, TAN, 2.00%, 2/28/11	3,300	3,318
Harris County, Toll Roads, 2.00%, 8/15/11 (Tender 8/15/11)	1,200	1,215
Harris County, Toll Roads, GO, 5.00%, 8/15/11	200	207
Harris County Cultural Ed. Fac., Texas Children's Hosp. VRTR, 0.28%, 10/1/17 (1)	2,000	2,000
Honolulu City & County, GO, 3.00%, 4/1/11	250	253
Idaho, GO, TAN, 2.00%, 6/30/11	2,700	2,728
Illinois Fin. Auth., Advocate Health Care, 0.35%, 2/1/11 (Tender 2/1/11)	3,225	3,225
Illinois Fin. Auth., Advocate Health Care, 0.37%, 2/10/11 (Tender 2/10/11)	2,000	2,000
Indiana Bond Bank, TAN, 2.00%, 1/6/11	2,000	2,006
Indiana HFFA, Ascension Health, 5.00%, 11/1/10 (Tender 11/1/10)	2,000	2,000
Indiana HFFA, Ascension Health, 5.00%, 4/1/11 (Tender 4/1/11)	1,000	1,019
Indiana HFFA, Ascension Health, 5.00%, 7/1/11 (Tender 7/1/11)	1,000	1,030

JPMorgan Chase, Duke Univ., VRTR, 0.28%, 10/1/16 (1)	700	700
JPMorgan Chase, Massachusetts, GO, VRTR, 0.31%, 2/1/26 (1)	1,825	1,825
JPMorgan Chase, New York State Mortgage, Single Family VRTR, 0.39%, 10/1/23 (1)(3)	1,575	1,575
JPMorgan Chase, New York State Personal Income Tax VRTR, 0.28%, 3/15/14 (1)	3,300	3,300
JPMorgan Chase, Pennsylvania HFA, Single Family VRTR, 0.39%, 10/1/19 (1)(3)	2,140	2,140
Los Angeles, GO, TRAN, 2.00%, 3/31/11	2,000	2,012
Maryland HHEFA, Lifebridge Health, VRTR, 0.30%, 7/1/39 (1)	2,000	2,000
Merrill Lynch P-FLOATs, Emory Univ., VRTR, 0.30%, 9/1/39 (1)	1,000	1,000
Michigan Fin. Auth., 2.00%, 8/22/11	1,000	1,013
Mississippi Hosp. Equipment Fac. Auth., Baptist Memorial Health Care, 0.42%, 1/5/11 (Tender 1/5/11)	3,500	3,500
Nassau County, GO, RAN, 1.25%, 4/15/11	3,000	3,011
New York Liberty Dev. Corp., World Trade Center 0.32%, 3/1/11 (Tender 3/1/11)	6,000	6,000
Ohio, Higher Ed., GO, 4.00%, 11/1/10	300	300
Orange County HFA, Nemours Foundation VRTR, 0.28%, 1/1/33 (1)	2,500	2,500
Oregon, GO, TAN, 2.00%, 6/30/11	2,500	2,526
Palm Beach County, Criminal Justice, 5.00%, 6/1/11	100	102
Palm Beach County, Water & Sewer, VRTR, 0.28%, 10/1/14	1,000	1,000
Pennsylvania, GO, 5.00%, 4/15/11	300	306
Pennsylvania, GO, 5.50%, 6/1/11	100	103
Pennsylvania, GO, VRTR, 0.28%, 8/1/15	1,000	1,000
Pennsylvania HEFA, Univ. of Pennsylvania VRTR, 0.28%, 1/15/14	1,000	1,000
Raleigh Durham Airport Auth., 5.00%, 5/1/11 (2)(3)	325	332
Salt River Project Agricultural Improvement & Power Dist. VRTR, 0.28%, 1/1/17 (1)	3,000	3,000

Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/11	550	557
Texas, GO, 3.00%, 8/1/11	250	254
Univ. of North Carolina Board of Governors, Chapel Hill VRTR, 0.28%, 12/1/15	995	995
Vermont Ed. & Health Buildings Fin. Agency, Middlebury College, 0.50%, 11/1/10 (Tender 11/1/10)	1,645	1,645
Virginia College Building Auth., Univ. of Richmond 0.35%, 2/1/11 (Tender 2/1/11)	600	600
Virginia HDA, Single Family, VRTR, 0.34%, 1/1/17 (3)	765	765
Virginia HDA, Single Family, VRTR, 0.34%, 7/1/17 (3)	1,510	1,510
Virginia Resources Auth., 5.00%, 11/1/10	150	150
Virginia Resources Auth., 5.00%, 11/1/11 (3)(4)	605	630
Virginia Resources Auth., 5.00%, 11/1/11 (3)	380	396
Wichita, GO, 0.45%, 9/15/11	2,500	2,501
Wichita, GO, 0.50%, 8/18/11	3,500	3,502
Winston-Salem, Water & Sewer, VRTR, 0.28%, 12/1/14	1,590	1,590
Total Other Municipal Debt (Cost $90,374)		90,374

VARIABLE RATE DEMAND NOTES 38.1%

Austin, Water & Wastewater, VRDN, 0.30%, 5/15/31	2,890	2,890
Charlotte, Water & Sewer, VRDN, 0.27%, 7/1/27	1,900	1,900
Colorado Housing & Fin. Auth., Single Family VRDN, 0.34%, 11/1/36 (3)	3,200	3,200
East Bay Municipal Utility Dist., Wastewater VRDN, 0.28%, 6/1/38	1,875	1,875
Fayette County Hosp. Auth., Piedmont Healthcare, Community Hosp., VRDN, 0.28%, 6/15/34	2,590	2,590
Georgia, GO, VRDN, 0.24%, 12/1/26	2,000	2,000
Gregg County Health Fac. Dev. Corp., Good Shepherd Health VRDN, 0.30%, 10/1/29	200	200

Hanover County Economic Dev. Auth., Bon Secours Health VRDN, 0.26%, 11/1/25	980	980
Illinois Toll Highway Auth., Series A1, VRDN, 0.33%, 7/1/30	700	700
Illinois Toll Highway Auth., Series A2, VRDN, 0.33%, 7/1/30	2,100	2,100
Lake County, PCR, W.W. Grainger, VRDN, 0.78%, 4/1/21 (3)	1,500	1,500
Los Angeles County Metropolitan Transportation Auth. VRDN, 0.33%, 7/1/31	575	575
Lynchburg IDA, Centra Health, VRDN, 0.30%, 1/1/35	500	500
Maryland CDA, Charles Landing South Apartments VRDN, 0.32%, 12/1/36 (3)	3,375	3,375
Maryland CDA, Fort Washington Manor VRDN, 0.32%, 11/15/38 (3)	4,265	4,265
Maryland CDA, Residential, VRDN, 0.30%, 9/1/35 (3)	7,800	7,800
Maryland CDA, Residential, VRDN, 0.30%, 9/1/40 (3)	2,800	2,800
Maryland HHEFA, Stevenson Univ., VRDN, 0.28%, 7/1/35	3,600	3,600
Maryland HHEFA, Univ. of Maryland Medical VRDN, 0.28%, 7/1/41	2,500	2,500
Maryland Ind. Dev. Fin. Auth., National Aquarium in Baltimore VRDN, 0.28%, 11/1/31	1,840	1,840
Nebraska Ed. Fin. Auth., Creighton Univ., VRDN, 0.27%, 7/1/35	2,560	2,560
New Mexico Ed. Assistance Foundation VRDN, 0.31%, 11/1/28 (3)	2,580	2,580
New York State Mortgage Agency, Single Family VRDN, 0.32%, 10/1/35 (3)	5,500	5,500
New York State Mortgage Agency, Single Family VRDN, 0.39%, 4/1/47	1,000	1,000
Oregon Housing & Community Services Dept., Single Family VRDN, 0.28%, 7/1/34 (3)	2,400	2,400
Santa Clara Valley Transportation Auth., Sales Tax VRDN, 0.32%, 6/1/26	200	200
Shelby County, GO, VRDN, 0.33%, 12/1/31	300	300
South Carolina Jobs Economic Dev. Auth., Anmed Health VRDN, 0.26%, 2/1/33	8,000	8,000

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Pronouncement On May 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On October 31, 2010, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended October 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended October 31, 2010 and October 31, 2009, totaled $22,000 and $1,267,000, respectively, and were characterized as tax-exempt income for tax purposes. At October 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the year ended October 31, 2010, the total management fees waived were $248,000.

As of October 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 23,590,887 shares of the fund, representing 11% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and
Shareholders of T. Rowe Price Summit Municipal Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Money Market Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $3,000 from short-term capital gains

• $3,000 from long-term capital gains, subject to the 15% rate gains category.

• $23,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1993	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1993	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Investment Services Limited, T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and
T. Rowe Price Services, Inc.; Director, T. Rowe Price International,
Inc.; Chief Executive Officer, Chairman of the Board, Director, and
President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Michael C. Gitlin	Vice President, T. Rowe Price, T. Rowe Price Global Investment
(1970)	Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price
2010	International, Inc.; Director of Fixed Income, T. Rowe Price (2009
[39]	to present); Global Head of Trading, T. Rowe Price (2007 to 2009);
formerly Head of U.S. Equity Sales, Citigroup Global Markets (2005
to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit
Municipal Funds	Principal Occupation(s)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price
Assistant Vice President

Patricia S. Deford (1957)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kathryn A. Floyd (1982)	Vice President, T. Rowe Price and T. Rowe Price
Assistant Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, T. Rowe Price Retirement Plan
Services, Inc., and T. Rowe Price Services, Inc.;
Vice President, T. Rowe Price Global Investment
Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Chen Shao (1980)	Employee, T. Rowe Price
Assistant Vice President

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,429,000 and $2,179,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 17, 2010